CAPITAL RISK MANAGEMENT (Tables)	12 Months Ended
Mar. 31, 2019
Capital Risk Management [Abstract]
Disclosure of detailed information about capital risk management
The level of debt versus equity in the capital structure is monitored, and the ratios are as follows:

	2019	2018
		Restated
Total debt (Note 12)	$2,328.3	$1,260.9
Less: cash and cash equivalents	(446.1)	(611.5)
Net debt	$1,882.2	$649.4
Equity	2,410.0	2,297.5
Total net debt plus equity	$4,292.2	$2,946.9
Net debt: equity	44:56	22:78